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                                PURCHASE ORDER                    EXHIBIT 10.45


[LETTERHEAD OF ST. JOHN KNITS]                       PAGE   1   OF   1
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                                                 DIVISION:  NOVITA YARN
                                                          --------------
                                           PURCHASE ORDER:     -M001045
                                                          --------------
                                                    TERMS:  15% 30, NET 60
                                                          ----------------

                                                          HOW SHIPPED: Cranston
                                                                      ----------
DO NOT DELIVER BEFORE:     CANCEL IF NOT RCVD BY:         DATE: July 29, 1998
                      -----                      ---------     -----------------
VENDOR NO: 4008
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     NAME: Kent Manufacturing              SHIP TO: Novita Yarns
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  ADDRESS: P.O. Box 67                     ADDRESS: 17422 Derian Ave.
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          ----------------------                   ----------------------
     CITY: Pickens, SC                        CITY: Irvine
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      ZIP: 92671                               ZIP: 92614
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  CONTACT: Mr. Bill Kenney                 CONTACT: Mr. Konard Ried
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LN     QTY       UOM   ITEM#       DESCRIPTION    DATE/QTY    UNIT     EXT
                                                  RECEIVED    COST    AMOUNT
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1      1,300,000lbs         100% 64's Australian wool natural $6.75
                            yarn on cones, Yarn count 1/21
                            type "B" same as todays standart
                            but less bright.


         DELIVERY: (A) Weekly shipments as per St. John request
                   (B) Yarn count as per St. John request


         PRICE:    1/19 $6.63
                   1/19 $6.53 LOW TWIST
                   1/30 $7.29
                   1/30 $7.13 LOW TWIST
                   1/36 $7.65

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                                                            TOTAL:
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             TERMS AND CONDITIONS

1. St. John Knits shall have the right
to refuse delivery of any merchandise
which is either received (i) prior to        REQUESTED BY: /s/ KONRAD RIED
the Do Not Deliver Before Date or (ii)                    ----------------
after the Cancel if Not Received By Date.                    (SIGNATURE)

2. St. John Knits must be notified before    REQUESTOR NAME: Mr. Konrad Ried
backorders are shipped.                                     ----------------
                                                             (PLEASE PRINT)
3. NO COD's ALLOWED.
                                             AUTHORIZED BY: /s/ BRUCE FETTER
4. All invoices, packing lists and bills                   ---------------------
of lading must show our complete Purchase                      (SIGNATURE)
Order Number, Date Shipped and St. John
Knits' Contact.                              AUTHORIZED NAME: Mr. Bob Gray
                                                             -------------
                                                             (PLEASE PRINT)
This Purchase Order is subject to the terms
and conditions printed on the front and
reverse side of this form. Terms different
from or additional to those stated herein
which are included in any document or form
transmitted on behalf of vendor are objected
to and will bind us only if our written
consent is obtained
SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS.


                                PURCHASING COPY